Exhibit 32

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BP Midstream Partners LP (the “Partnership”) on Form 10-Q for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 8, 2020	/s/ Robert P. Zinsmeister
Robert P. Zinsmeister
Chief Executive Officer and Director
BP Midstream Partners GP LLC
(the general partner of BP Midstream Partners LP)

/s/ Craig W. Coburn
Craig W. Coburn
Chief Financial Officer and Director
BP Midstream Partners GP LLC
(the general partner of BP Midstream Partners LP)